Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Taxes
11.	Income Taxes

For the three and six months ended June 30, 2012, we did not record an income tax provision on pre-tax income because we incurred a current taxable loss for federal income tax purposes and had available tax credits to offset all state income tax. Tax credits were used in lieu of net operating losses because in 2012, California state law suspended their use. We maintain deferred tax assets that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These deferred tax assets include net operating loss carryforwards, research credits and capitalized research and development. Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain based on our history of losses. Accordingly, our deferred tax assets have been fully offset by a valuation allowance. Utilization of operating losses and credits may be subject to substantial annual limitation due to ownership change provisions of the Internal Revenue Code of 1986, as amended and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

17. Income Taxes

The income tax provision is summarized as follows (in thousands):

	Year Ended December 31,
	2010	2011	2012
Current:
Federal	$(47)	$—	$—
State	2,841	—	—

Provision for income tax	$2,794	$—	$—

The effective tax rate of our provision for income taxes differs from the federal statutory rate as follows:

	Year Ended December 31,
	2010	2011	2012
Federal statutory income tax rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	4.6	(3.8)	22.8
Federal and state research credits	5.3	(5.7)	0.8
Stock based compensation	(1.5)	1.3	0.4
Other	(0.1)	0.6	(0.1)
Change in valuation allowance	(58.3)	(26.4)	(57.9)

	(16.0)%	0.0%	0.0%

We recorded an income tax provision in 2010 on a pre-tax loss due primarily to the recognition of collaboration revenue deferred in previous years for California state income tax purposes that could not be offset by state net operating losses due to the suspension of the use of these losses under state law in 2010. In 2011 and 2012, we did not record an income tax provision on pre-tax income because we incurred a current taxable loss for federal income tax purposes and had available tax credits to offset all state income tax. Tax credits were used in lieu of net operating losses because in 2011 and 2012 state law suspended their use. Our valuation allowance at December 31, 2011 and 2012 appropriately considers the balances of both net operating losses and deferred revenue.

Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2011	2012
Deferred tax assets:
Federal and state net operating loss carryforwards	$54,551	$74,390
Federal and state research tax credit carryforwards	7,240	7,551
Deferred revenue	26,160	1,434
Stock options	1,749	2,362
Capitalized research and development	1,627	–
Capitalized acquisition costs	1,930	1,503
Other	2,627	1,859

Total deferred tax assets	95,884	89,099
Valuation allowance	(95,884)	(89,099)

Net deferred tax assets	$–	$–

Realization of the deferred tax assets is dependent upon the generation of future taxable income, if any, the amount and timing of which are uncertain. Based on available objective evidence, including the fact that we have incurred significant losses in almost every year since our inception, management believes it is more likely than not that our deferred tax assets are not recognizable. Accordingly, deferred tax assets have been fully offset by a valuation allowance. The valuation allowance decreased by $5.4 million for the year ended December 31, 2011. The valuation allowance decreased by $6.8 million for the year ended December 31, 2012.

As of December 31, 2012, we had net operating loss carryforwards for federal income tax purposes of approximately $177.4 million and federal research tax credits of approximately $7.6 million, which expire at various dates in the period from 2024 to 2032. We used approximately $68.0 million of federal net operating loss carryforwards during 2009 primarily in connection with the receipt of taxable upfront license payments totaling $125.0 million. We elected to defer such taxable amounts into 2010 for state income tax purposes. We also have state net operating loss carry forwards of approximately $224.4 million which expire at various dates in the period from 2013 to 2032 and state research tax credits of $1.6 million. Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

Uncertain Tax Positions

We have not been audited by the Internal Revenue Service or any state tax authority. We are subject to taxation in the United States. Because of the net operating loss and research credit carryforwards, substantially all of our tax years, from 2003 through 2012, remain open to U.S. federal and California state tax examinations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2010	2011	2012
Unrecognized tax benefits, beginning of period	$—	$973	$1,344
Gross increases — tax position in prior period	856	—	—
Gross increases — current period tax positions	117	371	91

Unrecognized tax benefits, end of period	$973	$1,344	$1,435

The amount of unrecognized income tax benefits that, if recognized, would affect our effective tax rate was $365,000 as of December 31, 2011 and 2012. If the $1.3 million and $1.4 million of unrecognized income tax benefits as of December 31, 2011 and 2012, respectively, is recognized, there would be no impact to the effective tax rate as any change will fully offset the valuation allowance. We have classified the unrecognized tax benefits as long term, as we do not expect them to be realized over the next 12 months.

We do not anticipate significant changes to our uncertain tax positions through the next 12 months.